Exhibit 99.4

Execution Copy

PATENT PROCEEDS SECURITY AGREEMENT

PATENT PROCEEDS SECURITY AGREEMENT (this “Security Agreement”) dated as of October 19, 2015, between Quest Patent Research Corporation, a Delaware corporation (the “Company”), Quest Licensing Corporation, a Delaware corporation, Wynn Technologies Inc., a New York corporation, Mariner IC Inc., a Texas corporation, Semcon IP Inc., a Texas corporation, IC Kinetics Inc., a Texas corporation (each of the foregoing, a “Pledgor”), each Pledgor having its principal place of business at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York, 10580, and United Wireless Holdings, Inc., a Delaware corporation having its principal place of business at 301 Congress Avenue, Suite 1275, Austin, Texas 78701 (the “Buyer”).

WHEREAS, the Company and the Buyer are parties to that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “Securities Purchase Agreement”);

WHEREAS, it is a condition precedent to the Buyer’s purchasing the Notes, Shares and Purchase Option from the Company under the Securities Purchase Agreement that each Pledgor execute and deliver to the Buyer a security agreement in substantially the form hereof;

WHEREAS, the Pledgors have entered into a Monetization Proceeds Agreement, dated of even date herewith (the “Monetization Agreement”); and

WHEREAS, pursuant to the Securities Purchase Agreement and to secure the payment of the Notes thereunder and the other obligations of the Company and the other Pledgors thereunder and under the Note and the other Transaction Documents, each Pledgor has granted to the Buyer a security interest all of its right, title and interest in the patents, described on Schedule A-1 hereto, as and when acquired, and in Pledgor’s other patents and patent applications identified on Schedule A-2 attached hereto (Schedules A-1 and A-2, collectively, “Schedule A”);

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Securities Purchase Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

(a)            Patent Collateral.  All of each Pledgor’s right, title and interest in and to all of the “Gross Monetization Proceeds” as defined in the Monetization Agreement.

(b)            Patents.  The United States patents and patent applications identified on Schedule A-1 and A-2 attached hereto (as the same may be amended pursuant hereto from time to time) and all patents and patent applications related thereto, and all patents and patent applications claiming benefit, in whole or in part, of any of their filing dates including, but not limited to, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions and foreign counterparts of any of the foregoing, the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein, and the right (but not the obligation) to make and prosecute applications for such patents.

(c)            PTO.  The United States Patent and Trademark Office.

(d)            Security Agreement.  This Security Agreement, as amended and in effect from time to time.

Notwithstanding anything to the contrary in the foregoing or on Schedule A hereto, the term “Patent Collateral”, as used herein, shall include rights and interests under licensing agreements pursuant to which a Pledgor is the licensee, and the patents licensed thereunder, only to the extent that the grant of security interest in such rights and interests (as contemplated by this Security Agreement) would not result in a breach of the terms of or constitute a default under any such licensing agreement.

2.	GRANT OF SECURITY INTEREST.

(a)          To secure the payment in full of all of the Notes and the payment in full or due performance of all obligations and covenants of each Pledgor in the Transaction Documents (the “Obligations”), each Pledgor hereby grants to the Buyer a continuing security interest in all of the Patent Collateral.

(b)          The security interest in the Patent Collateral created hereby will be junior and subordinate to (the “Senior Liens”):

(i)      all existing security interests in the Patent Collateral set forth on Schedule B attached hereto, and

(ii)     any security interests that any Pledgor may in the future grant to secure any Litigation Financing (as defined in the Monetization Proceeds Agreement), limited to the amount of the Pledgor’s obligations under the Litigation Financing.

If requested by the Company, the Buyer agrees to execute a subordination agreement with respect to the security interest created hereby, in form reasonably acceptable to the Buyer, with any person having a Senior Lien.

(c)          The Senior Liens and any other security interest consented to by the Buyer in writing prior to its creation are referred to herein as the “Permitted Liens.”

(d)          The security interest in the Patent Collateral created hereby will be senior to any other security interest in the Patent Collateral.

(e)          All rights of the Buyer and the security interests granted to the Buyer hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of the Securities Purchase Agreement, any Note, or any other Transaction Document; (ii) the failure of the Buyer (A) to assert any claim or demand or to enforce any right or remedy against any Pledgor or any other Person under the provisions of the Securities Purchase Agreement, any Note, any other Transaction Document or otherwise, or (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations; (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation; (iv) any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations; (v) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Securities Purchase Agreement, any Note or any other Transaction Document; (vi) any addition, exchange, release, surrender or non-perfection of any collateral (including the Patent Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or (vii) any other circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor, any surety or any guarantor.

2

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Pledgor represents warrants and covenants that:

(a)          subject to the last paragraph of Section 1, the Pledgor has the right to enter into this Security Agreement and perform its terms;

(b)          this Security Agreement creates in favor of the Buyer a valid security interest in the Patent Collateral, subordinate only to the Senior Liens, which will be perfected upon making the filings referred to in clause (c) of this Section 3; and

(c)          no authorization, approval or other action by, and no notice to or filing with any governmental or regulatory authority, agency or office is required either (i) for the grant by the Pledgor or the effectiveness of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Pledgor, or the exercise by the Buyer of any of its rights and remedies hereunder, or (ii) except for the filing of financing statements with Secretary of State for the States of Delaware and New York under the Uniform Commercial Code and the filing of this Security Agreement with the PTO, and except for any filings that may be required in jurisdictions outside the United States, for the perfection of the security interest granted hereby.

4.	NO TRANSFER OR INCONSISTENT AGREEMENTS.

Without the Buyer’s prior written consent, except to the extent expressly permitted hereunder or pursuant to the Transaction Documents, no Pledgor will (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, or alienate any of the Patent Collateral (other than the Permitted Liens) or (ii) enter into any agreement that is inconsistent with the Pledgor’s obligations under this Security Agreement.

5.	AFTER-ACQUIRED RIGHTS, ETC.

(a)          After-acquired Patents.  If, before all of the Notes and other Obligations shall have been finally paid and satisfied or performed in full, any Pledgor shall obtain any right, title or interest in or to, or become entitled to the benefit of, any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Security Agreement shall automatically apply thereto, and such Pledgor shall promptly give to the Buyer notice thereof in writing and execute and deliver to the Buyer such documents or instruments as the Buyer may reasonably request further to grant a security interest therein to the Buyer; provided, that such notice shall not be required to be delivered by such Pledgor with respect to any such filings that are made by Buyer.

(b)          Amendment to Schedule.  Each Pledgor authorizes the Buyer to modify this Security Agreement, without the necessity of the Pledgor’s further approval or signature, by amending Schedule A hereto to include any future or other Patents described in Section 5(a).

3

6.	REMEDIES.

If any Event of Default shall have occurred and be continuing, then upon notice by the Buyer to each Pledgor, the Buyer shall have, in addition to all other rights and remedies given it by this Security Agreement and the Transaction Documents, all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Delaware or New York, and, without limiting the generality of the foregoing, subject to applicable law, the Buyer may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to any Pledgor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which any Pledgor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker’s fees and legal services) related thereto, shall apply the residue of such proceeds toward the payment of the Obligations, whether on account of principal or interest or otherwise as the Buyer, in its sole discretion, may elect. If such proceeds are insufficient to pay the Obligations or any other amounts required by law, the Company shall be liable for any deficiency. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Pledgor of the relevant Patent Collateral at least five (5) Business Days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which each Pledgor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Buyer may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

7.	POWER OF ATTORNEY.

If any Event of Default shall have occurred and be continuing, each Pledgor does hereby make, constitute and appoint the Buyer (and any officer or agent of the Buyer as the Buyer may select in its exclusive discretion) as the Pledgor’s true and lawful attorney-in-fact, with the power to endorse the Pledgor’s name on all applications, documents, papers and instruments necessary for the Buyer to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Buyer to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Pledgor is obligated to execute and do hereunder. This power of attorney shall be irrevocable for the duration of this Security Agreement.

8.	FURTHER ASSURANCES.

Each Pledgor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Buyer may reasonably request or as may be necessary in order to implement the provisions of this Security Agreement or to assure and confirm to the Buyer the grant, perfection and priority of the Buyer’s security interest in any of the Patent Collateral.

4

9.	TERMINATION.

At such time as all of the Notes have been finally paid and satisfied in full and all other Obligations have been finally paid and satisfied or performed in full, this Security Agreement shall terminate, and the Buyer shall, promptly ,and in any event within five (5) business days of request from a Pledgor, execute and deliver to such Pledgor, at the expense of the Pledgor, all deeds, assignments and other instruments as may be reasonably necessary or proper to reassign and reconvey to and re-vest in the Pledgor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Buyer by the Pledgor pursuant to this Security Agreement, as fully as if this Security Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Buyer in accordance herewith.

10.	COURSE OF DEALING.

No course of dealing among the Pledgors and the Buyer, nor any failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder or under the Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.	EXPENSES.

Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses, incurred by the Buyer in its capacity as secured party in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Pledgors, jointly and severally.

12.	INDEMNIFICATION.

THE PLEDGORS, JOINTLY AND SEVERALLY, SHALL INDEMNIFY THE LENDER FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES (“LOSSES”) INCURRED BY THE LENDER IN ITS CAPACITY AS SECURED PARTY WITH RESPECT TO ANY CLAIM OR CLAIMS BROUGHT BY THIRD PARTIES REGARDING ANY PLEDGOR’S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE.

13.	RIGHTS AND REMEDIES CUMULATIVE.

All of the Buyer’s rights and remedies with respect to Events of Default relating to the Patent Collateral, whether established hereby or by the Transaction Documents or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Security Agreement is supplemental to the Transaction Documents, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Buyer contained therein. Nothing contained in this Security Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Buyer under the Transaction Documents.

5

14.	NOTICES.

All notices and other communications made or required to be given pursuant to this Security Agreement shall be made as set forth in Section 9(f) of the Securities Purchase Agreement.

15.	AMENDMENT AND WAIVER.

This Security Agreement is subject to modification only by a writing signed by the Buyer and each Pledgor, except as provided in Section 5(b). Neither party shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by it. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

16.	GOVERNING LAW.

THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

17.	MISCELLANEOUS.

The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof. This Security Agreement and all rights and obligations hereunder shall be binding upon each Pledgor and its successors and assigns and shall inure to the benefit of the Buyer and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Transaction Documents, the provisions of the Transaction Documents shall control. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

[Signature page immediately follows.]

6

IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written.

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

QUEST LICENSING CORPORATION

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

WYNN TECHNOLOGIES INC.

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

MARINER IC INC.

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

SEMCON IP INC.

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

IC KINETICS INC.

By:	/s/ Jon Scahill
Name:	Jon Scahill
Title:	Chief Executive Officer

UNITED WIRELESS HOLDINGS, INC.

By:	/s/ Andrew C. Fiton
Name:	Andrew C. Fiton
Title:	Chief Executive Officer

Schedule A-1

SEMCON PATENTS

Segment	Type	Number
Power Management	US Patent	7,100,061

Power Management	US Patent	7,596,708

Power Management	US Patent	8,566,627

Power Management	US Patent	8,806,247

Power Management	US Patent	7,100,061C1

Power Management	PCT	PCT/US2001/001684

Anchor	US Patent	5,650,666

Anchor	US Patent	5,846,874

Bus Controller	US Patent	5,978,876

Diode on Chip	US Patent	7,118,273

Diode on Chip	US Patent	7,108,420

Diode on Chip	US Patent Application	11/524,526

Diode on Chip	US Patent Application	13/243,976

Schedule A-2

ISSUED AND PENDING PATENTS

Segment	Type	Number
Financial Data	US Patent	RE38,137

Mobile Data	US Patent	7,194,468

Mobile Data	US Patent Application	12/617,373

Mobile Data	US Patent Application	13/832,012

Schedule B

PATENT COLLATERAL PRESENTLY

SUBJECT TO SECURITY INTERESTS

1)      The security interest granted to Intellectual Ventures Assets 16 LLC pursuant to the Patent Sale Agreement dated as of July 8, 2015, as amended, between Intellectual Ventures Assets 16 LLC and the Company.

2)      The security interest granted to Longford Capital Fund I, LP under the Funding Agreement, dated as of March 11, 2014, by and among Longford Capital Fund I, LP, the Company, and Quest Licensing Corporation.